SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  February 19, 2003

(date of earliest event reported)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the

Pooling and Servicing Agreement, relating to the MSSTR Asset Securitization Trust 2003-1

Mortgage Pass-Through Certificates, Series 2003-1)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware	333-98155	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 713-2000

Item 5.

Other Events.

Filing of Computational Materials

Attached as an exhibit are certain Collateral Term Sheets (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the PSA) prepared by UBS Warburg LLC, which are hereby filed pursuant to such letter.

Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Collateral Term Sheets prepared by UBS Warburg LLC in connection with MSSTR Adjustable Rate Mortgages Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC.

By: /s/ Hugh T. Corcoran

Name:

Hugh T. Corcoran

Title:

Manager Director

By: /s/ Saro Cutri

Name:

Saro Cutri

Title:

Director

Dated: February 19, 2003

Exhibit Index

Exhibit

Page

99.1

Collateral Term Sheets